                            LCC INTERNATIONAL, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


       Number                                                  Shares


CLASS A COMMON STOCK                                    CLASS A COMMON STOCK






                                            CUSIP  501810 10 5

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that



is the owner of


FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK $.01 PAR VALUE EACH, OF

                            LCC INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



         [sig]
- -------------------------       [seal]           Countersigned and Registered:
 Chief Executive Officer                             AMERICAN STOCK TRANSFER & TRUST COMPANY

         [sig]                                   By                       Transfer Agent
- -------------------------                                                  and Registrar
               Secretary



                                                                      Authorized Officer



(c) FEDERATED BANKNOTE COMPANY

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT AND REGISTRAR.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM         -as tenants in common                           UNIF GIFT MIN ACT-  ..........Custodian...........
        TEN ENT         -as tenants by the entireties                                        (Cust)              (Minor)
        JT TEN          -as joint tenants with right of                                    under Uniform Gifts to Minors
                         survivorship and not as tenants                                    Act....................
                         in common                                                                  (State)
                            Additional abbreviations may also
                            be used though not in the above list.



        For value received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE

- -----------------------------------

- --------------------------------------------------------------------------------



________________________________________________________________________________
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,
      ----------------------


                                        ---------------------------------------
                                        Signature

                                        NOTICE:  THE SIGNATURE TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                        AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT, OR
                                        ANY CHANGE WHATEVER.


Signature(s) Guaranteed:




- -----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                            LCC INTERNATIONAL, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


       Number                                                  Shares


CLASS B COMMON STOCK                                    CLASS B COMMON STOCK






                                            CUSIP

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that



is the owner of


FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS B COMMON STOCK $.01 PAR VALUE EACH, OF

                            LCC INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


         [sig]
- -------------------------       [seal]           Countersigned and Registered:
 Chief Executive Officer                             AMERICAN STOCK TRANSFER & TRUST COMPANY

         [sig]                                   By                       Transfer Agent
- -------------------------                                                  and Registrar
               Secretary



                                                                      Authorized Officer


(c) FEDERATED BANKNOTE COMPANY

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT AND REGISTRAR.

THE TRANSFERABILITY AND THE AUTOMATIC CONVERSION OF CLASS B COMMON STOCK INTO CLASS A COMMON STOCK IN CERTAIN CIRCUMSTANCES IS SUBJECT TO THE PROVISIONS CONTAINED IN ARTICLE 4.2(F) OF THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM         -as tenants in common                           UNIF GIFT MIN ACT-  ..........Custodian...........
        TEN ENT         -as tenants by the entireties                                        (Cust)              (Minor)
        JT TEN          -as joint tenants with right of                                     under Uniform Gifts to Minors
                         survivorship and not as tenants                                    Act....................
                         in common                                                                  (State)
                            Additional abbreviations may also
                            be used though not in the above list.



        For value received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE

- -----------------------------------

- --------------------------------------------------------------------------------



________________________________________________________________________________
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,
      ----------------------


                                        ---------------------------------------
                                        Signature

                                        NOTICE:  THE SIGNATURE TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                        AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT, OR
                                        ANY CHANGE WHATEVER.


Signature(s) Guaranteed:




- -----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.